Investor Presentation March 2021 Exhibit 99.2

Disclaimer About this Presentation This investor presentation (this “Presentation”) relates to a proposed business combination (the “Business Combination”) between Supernova Partners Acquisition Company, Inc. (“Supernova”) and OfferPad, Inc. (the “Company”). The information contained herein does not purport to be all-inclusive and none of Supernova, the Company or their respective affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Supernova, the Company, or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. Forward Looking Statements Certain statements in this Presentation may be considered “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements generally relate to our current expectations, hopes, beliefs, intentions, strategies or projections about future events or Supernova’s or the Company’s future financial or operating performance. For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company’s services, projections of the Company’s future financial results and other metrics and ownership of the combined company following the closing of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. You should not rely on these forward-looking statements as predictions of future events. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Supernova and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against Supernova, the Company, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Supernova, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; the possibility that the Company or the combined company may be adversely affected by other economic, business, or competitive factors; the Company’s estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing services; the ability of the Company to defend its intellectual property; the impact of the COVID-19 pandemic on the Company’s business; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Supernova’s final prospectus dated October 22, 2020 relating to its initial public offering and those risk factors relating to the Company’s business identified in the appendix to this Presentation. This Presentation includes preliminary financial information (or “Flash” information) for the fiscal year ended December 31, 2020, which is subject to completion of the Company’s year-end close procedures and further financial review, and will differ from the financial information in the definitive proxy statement to be delivered to Supernova’s stockholders and related registration statement on Form S-4. Actual results may differ as a result of the completion of the Company’s year-end closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. Neither the Company’s independent registered accounting firm nor any other independent registered accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information. Supernova and the Company caution that the foregoing list of factors is not exclusive. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Supernova nor the Company undertakes any duty to update these forward-looking statements. Financial Information; Non-GAAP Financial Measures The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed by Supernova relating to the Business Combination and the proxy statement/prospectus contained therein. This Presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, Contribution Margin, Adjusted EBITDA and certain ratios and other metrics derived therefrom. Contribution Margin means net sale proceeds less holding and selling costs, plus other services. Adjusted EBITDA includes adjustments for amortization of share based compensation, impairments and other non-cash expense. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. Supernova and the Company believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. Supernova and the Company believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Supernova and the Company are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

Disclaimer (cont’d)  Use of Projections This Presentation contains financial forecasts for the Company with respect to certain financial results for the Company. Neither Supernova’s nor Company's independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. In this Presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.   Industry and Market Data In this Presentation, Supernova and the Company rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither Supernova nor the Company has independently verified the accuracy or completeness of any such third-party information.   Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but Supernova and the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.   Additional Information Supernova intends to file a registration statement on Form S-4 with the Securities Exchange Commission (the “SEC”), which will include a proxy statement/prospectus, that will be both the proxy statement to be distributed to holders of Supernova’s common stock in connection with its solicitation of proxies for the vote by Supernova’s stockholders with respect to the Business Combination and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Business Combination. After the registration statement is declared effective, Supernova will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Supernova’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the registration statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, Supernova and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of Supernova as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Supernova’s secretary at 4301 50th Street NW, Suite 300 PMB 1044, Washington, D.C. 20016, (202) 918-7050. Participants in the Solicitation Supernova and its directors and executive officers may be deemed participants in the solicitation of proxies from Supernova’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Supernova is contained in Supernova’s prospectus dated October 22, 2020 relating to its initial public offering, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. To the extent such holdings of Supernova’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Supernova in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination when available.

Our mission is to provide the best way to buy and sell a home. Period.

Today’s presenters Founder & Chief Executive Officer, Offerpad Chief Financial Officer, Offerpad Co-Chair, Supernova Brian Bair Mike Burnett Spencer Rascoff

Online penetration in real estate is nascent compared to other industries but following a similar trajectory

~$350B[1]
Prescription meds opportunity today
~6% Digital penetration[5]

CVS specialty
CAPSULE
RITE AID
hims | hers
ro

$210B[2]
Car buying opportunity today
~1% Digital penetration[6]

CARVANA
vroom
SHIFT
TrueCar

$1.6T
Real Estate opportunity today
99% analog
~1% Digital penetration

Offerpad

$600B[3]
Restaurant opportunity today
~5% Digital penetration[6]

Uber Eats
POSTMATES
DOORDASH
GRUBHUB

~$650B[4]
Grocery delivery opportunity today
~10% Digital penetration[7]

Ralphs
instacart
amazonfresh

$1.3T[2]
Insurance buying opportunity today
<1% Digital penetration[8]

Lemonade
hippo
ETHOS

Offerpad

[1] Fitch; [2] Statista; [3] Euromonitor; [4] IBISWorld; [5] Fortune Business Insights; [6] Boston Consulting Group; [7] Super Market News; [8] Grand View Research;

5

Offerpad – A Perfect Match For Supernova

Supernova's Acquisition Criteria	Offerpad Meets All of Supernova's Acquisition Criteria
1 Large addressable market	**Large and growing TAM ripe for disruption** $850 billion Offerpad "Buy Box" immediate opportunity
2 Robust business model	**Offerpad is a leading iBuyer platform with a highly efficient business model** Proprietary tech platform + hybrid local market experts
3 Competitive differentiation	**Significant capital efficiency at similar revenue levels compared to Zillow and Opendoor** Achieved more with less capital
4 Attractive growth profile	**Attractive financial profile, growth, and unit economics** $1.4 billion 2021E revenue, 55% revenue CAGR 2020E – 2023E
5 Proven management team	**World-class management with deep industry expertise** Led by Brian Bair, Founder & CEO, supported by exceptional senior management team
6 Fundamental value with significant upside	**Compelling valuation & ability to enhance value through partnership with Supernova** Deliver synergies through leveraging broad network and proven operational expertise

Offerpad

6

Partnering with Offerpad to create meaningful shareholder value Full commitment of Supernova team, working hand in hand with board of directors and management, to create the leading next-generation real estate technology platform Internally Assist in attracting the best talent through our broad and deep network Support Offerpad’s high class profile with our operating expertise Assemble a top tier public company Board consistent with Offerpad’s caliber Leverage our network to drive diversity across the organization and position the company for tremendous success Become the most well known, well respected real estate technology brand Effectively positioning the company’s story for a successful public debut Supplementing value creation through our experience with inorganic growth Leverage our networks for expert assistance Externally

We are transforming the largest asset class: real estate Market numbers as of 2019 (1) Houses in the US in the price range of $0 - $750k (2) Houses in the US in the price range of $0 - $500k (3) Estimate per National Association of Realtors Data; (4) Offerpad Estimates per MLS (Multiple listing service) & Tax Records 1.4mm Agents per NAR membership3 107K U.S. real estate brokerages3 <10% Market share of top brokerages in majority of markets4 Market opportunity $1.6tn Annual residential real estate sales $950bn “Buy Box” opportunity over time1 $850bn “Buy Box” today2 Highly fragmented market

Our differentiated approach Sell to Offerpad Cash offer within 24hrs, no showings, choose your closing date List with Offerpad Personalized listing service including free maintenance, renovation advances, and concierge coordinator Buy with Offerpad In-house Offerpad agent to advise on purchase of your home, while maintaining cash offer backup Mortgage In-house mortgage company that streamlines the home loan process Selling services Buying services Energy efficiency Smart home Insurance Home warranty Remodel services Additional ancillary services Solution Center Mortgage Title Future Today

A simple, tech-enabled solution for our customers Request a cash Offer 3-minute request form and offer will be delivered within 24 hours Search Offerpad & Non-Offerpad Homes Online Research all homes on the market as well as Offerpad coming soon homes Access Vacant Offerpad Homes via Mobile App Visit Offerpad homes on your own time in a safe, socially distant manner Complete Inspection, Virtual Closings Utilize virtual tools to complete closing process if desired

Our customers are our best reference 9 out of 10 Recommend to a Friend 1 72 Net Promoter Score (NPS) 1 93% Customer Satisfaction Rating 1 (1) Q4'20 Survey of 363 survey respondents

Operational expertise that maximizes value 14K+ renovations completed since inception, $14K average renovation during Q1’20 Helix GO Field Automation Q1 ‘18 Q1 ‘19 Q1 ‘20 Best-in-Class Renovations Labor and material tracking Work-order dispatch & management Live inspections / progress reporting Workforce optimization Internal / external workforce mix Local project managers Offerpad employees who oversee each renovation from start to finish Project standardization Market-by-market, to ensure quality, cost and time efficiency

Proven economics Contribution margin after interest, per home sold: Aggregate homes sold ~10K ~40K ~15K Aggregate equity raised $1.9 billion1 $2.3 billion2 $0.2 billion (1) Sum of converts issued since July 2018; (2) pre-SPAC transaction; (3) Figures are pre mezzanine interest which is consistent with Opendoor’s methodology; (4) Figures are post mezzanine interest; (5) Actual reported for Zillow Homes Segment and Opendoor, estimated for Offerpad Z Shareholder Letter 4Q20: “Adjusted EBITDA outperformance was primarily due to stronger-than-expected home price appreciation in our markets, as well as a higher proportion of homes sold in Q4 that were acquired recently. These homes generated higher gross profit per home than those acquired prior to the pause in home purchases in the first half of 2020. We also delivered nearly 250 basis points in operational improvements per home in renovation, holding, and selling costs compared to Q3. We continued to make progress assessing the right level of renovation and improved operational rigor across the business” Homes Segment 5

Offerpad by the numbers 900+ Cities and towns 16 Markets 1 14,000+ Renovations to date ~$7bn Transactions to date2 $1.4bn Revenue in 2021E Positive contribution margins per home since 2016 93% customer satisfaction3 72 Net promote score (NPS)3 9 out of 10 recommend to a friend 3 (1) 2 of the 16 markets were launched in 2021; (2) Homes acquired and homes sold; (3) Q4'20 Survey of 363 survey respondents

Significant untapped growth potential (1) 14 as of EOY 2020; (2) Projected 2021 figures; (3) On average, reflects annual, run-rate revenue opportunity in 48 markets at 4% market share; based on 2019 median sales prices and number of transactions in markets; (4) On average, reflects annual, run-rate revenue based on all 48 markets with 2019 transaction data; (5) Reflects annual, run-rate revenue based on all 48 markets with 2019 transaction data 2021E Future opportunity Markets Market-share Annual revenue / run rate revenue 191 ~1% $1.4bn2 48 4% $23bn5 Each market adds ~$0.5bn3 in revenue Each % share adds ~$6bn4 in revenue 16x Potential new markets 2021-2023 Existing market Contribution margin after interest $52mm2 $1.6bn+

Renovation before and after Tempe, AZ: $62k Renovation, $81k Contribution Margin/Home BEFORE AFTER BEFORE AFTER BEFORE AFTER BEFORE AFTER

Highly attractive unit economics 2020E contribution margin per home after interest $24K $(2K) $(9K) $12K $8K $1K Total contribution margin after interest Net sale proceeds Holding costs Selling costs Contribution margin after interest Contribution margin Express Other services $9K ~$6-11K ~$15-20K Long term additional Flex and ancillary contribution Total long term contribution margin after interest 6.0 - 8.0% 2.4 - 4.4%

We have achieved rapid growth and scale Significant scale with <$200M equity capital raised to date Total markets at year end Homes acquired Homes sold Total revenue ($B) +84% CAGR (1) Negatively impacted growth due to COVID-19 pandemic 1 1 1

Our growth plans and path towards profitability 3.6% 3.7% 4.0% 4.3% Revenue ($B) Contribution Margin After Interest ($M) Cont. Margin After Int. +55% CAGR +64% CAGR Gross Profit ($M) 8.2% 8.4% 8.7% 8.9% Gross Margin +59% CAGR

Offerpad – A Perfect Match For Supernova

1 Large addressable market

2 Robust business model

3 Competitive differentiation

4 Attractive growth profile

5 Proven management team

6 Fundamental value with significant upside


1.0x
2.2x
Offerpad
Digital real estate platforms median


0.6x
1.4x
Offerpad
Digital real estate platforms median

Offerpad

Source: Capital IQ (as of 2/23/2021) and Wall Street Research
(1) Represents revenue estimates; Multiples calculated for Offerpad as purchase price / Revenue, Median of digital real estate platforms represents valuation as of 02/23

20

2%+ Contribution margin uplift $23 billion2 Broader run-rate revenue We are in early innings in our growth story Looking ahead $8 billion+1 Run-rate revenue 3-4% Market share (0.7% as of Q1’20) 48 Markets by 2023 (163 today) ~50% Gross margin 1:2+ Express / Flex long-term mix Strong Attach rates B Grow new markets Flex offering Ancillary services A C D (1) Assumes 4% market share in 14 markets as of 2020 year end; (2) Assumes 4% market share in 48 markets; (3) 2 of the 16 markets were launched in 2021 Increase penetration

Founder-led & experienced team across real estate and tech Vaughn Bair Chief Real Estate Officer Casey Bair Chief Acquisition Officer Gint Grabauskas Chief Technology Officer Heather Baily Chief Human Resources Officer Jaidip Singh Chief Data & Analytics Officer David Connelly Chief Growth Officer Brian Bair Founder & Chief Executive Officer Steve Johnson Chief Operating Officer Darrin Shamo Chief Marketing Officer Ben Aronovitch Chief Legal Officer Dan Mayes Chief of Tactical Real Estate Operations Mike Burnett Chief Financial Officer

Transaction overview

Overview of Supernova Partners Acquisition Company Supernova Partners Acquisition Company, Inc. ("Supernova"), a publicly traded company (NYSE: SPNV) raised $402.5 million at IPO in October 2020 Diverse management team and board with deep sector expertise and decades of operational, investment and acquisition experience Deep industry expertise and strong sponsorship Affiliates of Supernova are committed to this transaction by personally investing $50M of capital Michael Clifton CFO Robert Reid CEO Alexander Klabin Co-Chair Spencer Rascoff Co-Chair Fundamental value with significant upside Large addressable market Attractive growth profile Proven management team Competitive differentiation Robust business model Ability to scale Transparent and strong corporate culture Delivering on Supernova's acquisition criteria

Transaction summary

($ Millions)

Transaction highlights

- Pro Forma Enterprise Value of $2.4B based on 1.0x 2022E Revenue of $2.4B
- Existing Offerpad equity holders will roll 100% of their equity and will own 67% of the pro forma company
- Founder Brian Bair will receive high vote stock for approximately 35% of the voting power of the pro forma company
- Affiliates of Supernova are committed to this transaction by personally committing $50M of capital

Sources of funds

Sources		
Cash Held in Trust[1]		403
Issuance of Shares		2,250
Supernova FPA		50
Proceeds from PIPE		200
Cash on Balance Sheet		51
Total	**$**	**2,953**

Uses of funds

Uses		
Offerpad Equityholder Stock Consideration		2,250
Secondary Proceeds		-
Est. Transaction Fees & Expenses[2]		60
Cash to Balance Sheet		635
Debt paydown		8
Total	**$**	**2,953**

Pro forma valuation

Pro Forma Valuation Calculation		
Offerpad Illustrative Share Price		$10.00
Pro Forma Shares Outstanding (M)[3]		300
Equity Value	**$**	**3,003**
(Less) Cash		635
Enterprise Value	**$**	**2,368**

TEV / 2022E Revenue	$	2,417	1.0x
TEV / 2023E Revenue	$	3,943	0.6x

Pro forma ownership % @ $10.00 / share[4]



1.5% FPA
3.0% Supernova Sponsor
5.9% PIPE investors
11.9% Public equity holders
11.0% Equity Incentive Plan + ESPP[5]
66.7%
Offerpad equity holders

Offerpad

(1) Assumes no shareholder redemption; (2) Transaction expenses are estimates; (3) Total shares includes 225 million shares, 40 million SPNV public shares, 20 million shares from PIPE, 10 million SPNV founder shares and 5 million Supernova FPA shares. Assumes no shareholder redemption and does not include impact of dilution from warrants; (4) Shares subject to vesting are included in the ownership percentages presented; (5) No grants have been made under the incentive plan

Note: 20% of Sponsor promote subject to vesting; Vests in full if, at any time during the 5 year period post-closing, the VWAP of pubco shares is greater than or equal to $12/share for any 20 trading days within a 30 consecutive trading day window; Also vests in full upon a change of control of the pubco; If and when the shares vest, they are entitled to receive back dividends

25

Offerpad is significantly more efficient with less capital Source: Capital IQ, PitchBook, Investor Presentation, Wall Street Research. (1) Estimated per latest filings, not yet reported; (2) Zillow Homes Segment gross margin estimate (Oppenheimer 02/10); (3) Includes Preferred and Common; (4) Last known equity raise before $1 billion in revenue (2017) was in August 2013; (5) Last known equity raise before $1 billion in revenue (early 2018) was in December 2016; (6) 2 of the 16 markets were launched in 2021; (7) Zillow Homes Segment as of December 2020; (8) As of September 2020 Company 2020E Revenue Gross profit 2021E Equity raised to reach $1B revenue Net promote score Number of active markets $1.1B 8.4% ~$155M3 72 166 $1.7B 6.3%2 ~$507M4 NA 257 $2.6B1 7.9% ~$320M5 70 218 Homes Segment

Operating benchmarking 2022E YoY Revenue or gross merchandise volume growth 2023E YoY Revenue or gross merchandise volume growth Source: Capital IQ (as of 3/12/2021) and Wall Street Research; Multiples calculated for Offerpad as purchase price / Revenue, Peer multiples represents valuation as of 3/12/2021 (1) Represents revenue estimates; (2) Represents Gross Merchandise Value estimates; (3) Assumes Zillow Homes revenue of $5.6B and $8.9B for CY2022 and CY2023 respectively; (4) Assumes Revenue = Gross Merchandise Value Opendoor @ pricing 61% Median Median Median 56% Median (4) Homes Segment (3) (4) Homes Segment (3) Digital real estate platforms1 High-growth marketplaces 2 Digital real estate platforms1 High-growth marketplaces 2

Valuation benchmarking 2022E Revenue or gross merchandise volume multiple 2023E Revenue or gross merchandise volume multiple Median Median Median (4) Homes Segment (3) Homes Segment (3) (4) Source: Capital IQ (as of 3/12/2021) and Wall Street Research; Multiples calculated for Offerpad as purchase price / Revenue, Median of digital real estate platforms represents valuation as of 3/12/2021 (1) Represents revenue estimates; (2) Represents Gross Merchandise Value estimates; (3) Assumes Zillow Homes revenue of $5.6B and $8.9B for CY2022 and CY2023 respectively. Median valuation from Wall Street Consensus estimates of 35.0x FV / EBITDA’22 for IMT and 5.0x FV / Revenue ’22 for Mortgage business; (4) Assumes Revenue = Gross Merchandise Value Digital real estate platforms1 High-growth marketplaces 2 2.2x Median 1.4x Digital real estate platforms1 High-growth marketplaces 2

Appendix

Offerpad driving significant change in “sell-side” real estate transactions As long as 6 months or more to buy or sell a home Lacks transparency, multiple counterparties, time-consuming, stressful, uncertain Traditional 24 hrs for sellers to receive certainty and move on their own schedule vs. Broker search Prepare listing & marketing Showing / Open house Closing 24 hrs to receive cash offer Instant & zero list ready repairs Zero showings or open houses under contract in 24 hrs Close in as little as 3 days 30+ days 30+ days & $1,000s of list ready repairs 10+ showings 30+ days on market 30-45 days in escrow

Offerpad is the new way to buy a home See a home at your own schedule – not only when it works for the seller Get access to a home with your phone – no agent needed Use an agent or not at your own discretion Buy a home that has been refurbished by a skilled experienced team Offers can be submitted online

Local expertise supercharges our proprietary technology



Offerpad
Hi. We want to buy your home.

Proprietary
Public Record
Private

Robust data sources

Advantaged combination of machine evaluation & human review



+



OFFERCOMP



Offerpad
Hi Lisa!
Here's your purchase offer:
$331,354

Offer request

Data collection
500+ data points per home
from **14** sources

Automated verification, valuation & renovation modeling
120K+
Property valuations per year

Real estate expert review & communications CRM
10 min
Median time spent per asset review[1]
300+
Offers sent per underwriter per month

Offer delivered
99%
underwritten to actual sales price accuracy[2]

Knowledge Distillation and Feedback Loop

Offerpad

(1) As of January 2021; (2) Based on 2019 acquisition cohort

32

Attractive conversion metrics with significant continued upside 20+% Organic 10-15k Requests per month 99% Acquisitions sourced via Offerpad Platform Attractive top of funnel acquisition Limited competition Strong conversion with significant upside 16(1) Markets $3K Blended CAC of seller 77% of sellers contacted 1 agent before selling2 3.6% Gross request to close conversion3 Flex has potential to increase conversion opportunity by 2-3x 99% underwriting accuracy (1) 2 of the 16 markets were launched in 2021; (2) Estimate per National Association of Realtors Data; (3) as of December 2020 results

Proven market-by-market profitability FY 2020E Contribution Margin After Interest1 Newer markets with volume still ramping Q4’20 8% 7% 8% 9% 11% 9% 8% 6% 9% 7% 7% 6% 8% (1) Represents markets with a minimum of 40 homes sold in 2020

While further improving cash conversion rates Time to sell distribution (months) Average time to cash ~88% of homes sold in <6 months 1 <6 months > 6 months 0.0; 0,5 0.5; 1.0 1.0; 1.5 1.5; 2.0 2.0; 2.5 2.5; 3.0 3.0; 3.5 3.5; 4.0 4.0; 4.5 4.5; 5.0 5.0; 5.5 5.5; 6.0 6.0; 6.5 6.5; 7.0 7.0; 7.5 7.5; 8.0 8.0; 8.5 8.5; 9.0 9.0; 9.5 9.5; 10.0 >10.0 138 days 133 days 104 days 95 days 43 days 95 days (1) Based on homes sold since inception

Our current and planned footprint

Market Strategy

Geographic Diversification
High Population Growth Cities
Affordable Median Sales Price
Increasing Employment Characteristics
Single Family Rental Buyer Presence



3.1%
6.7%
9.8%
12.9%
16.5%
17.7%
2
5
8
10
12
14
2015
2016
2017
2018
2019
2020

% of Total US Transactions Covered by Active Markets

$23bn in run-rate revenue from future markets[1]



Denver
Las Vegas
Phoenix
Tucson
Dallas
Austin
San Antonio
Houston
Nashville
Raleigh
Charlotte
Atlanta
Birmingham
Jacksonville
Orlando
Tampa

Expected new market expansion
2021: ~5
2022: ~10
2023: ~20

Existing market   Potential new markets 2021-2023

Offerpad

(1) Reflects annual, run-rate revenue based on 4% market share of 2019 transaction data for 48 markets

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Ancillary services opportunities Ancillary services Title Mortgage Energy efficiency Smart home Insurance Home warranty Offerpad Flex Remodel services Today Core transaction services focused on maximizing organic conversion rate Mid-Term Additional transaction services and entry into home personalization Long-Term Full home ownership partnership: personal, efficient, hassle-free Product Expansion Strategy

Summary of our warehouse financing agreements Senior secured facility 1 (Libor + 4.0%) $225 $105 Senior secured facility 2 (Libor + 2.5%) 2251 50 Mezzanine (13.0%)2 68 19 Total $518 $174 Loan to cost: Property debt / inventory 7.5% 7.5% 7.5% L+5.25% L+4.0% Greater advance rates and improving terms have been accretive to free cash flow Capacity Drawn L+3.50% L+3.50% L+2.50% (1) Effective 2/26/2021 post renewal; (2) Reflects mezzanine portion from both facility 1 and facility 2 Debt capitalization (as of Q4 ’20) Loan to cost Senior secured facility 1 rate Senior secured facility 2 rate

Summary financials   2020E 2021E 2022E 2023E Homes Sold 4,281 5,612 9,593 14,987 % YoY Growth (9%) 31% 71% 56% Total Revenue ($B) $1.1 $1.4 $2.4 $3.9 % YoY Growth (1%) 32% 73% 63% Gross Profit ($M) $88 $118 $210 $353 % Margin 8.2% 8.4% 8.7% 8.9% Contribution Margin After Interest ($M) $39 $52 $97 $171 % Margin 3.6% 3.7% 4.0% 4.3% Adjusted EBITDA ($M) ($5) ($51) ($41) $8 % Margin (0.5%) (3.6%) (1.7%) 0.2%

Risk Factors

All references to "we," "us" or "our" refer to the business of Offerpad. The risks presented below are certain of the general risks related to Offerpad's business, and such list is not exhaustive. Risks relating to Offerpad's business will be disclosed in future documents filed or furnished by Offerpad and/or Supernova Partners Acquisition Company ("Supernova") with the United States Securities and Exchange Commission ("SEC"), including the documents filed or furnished in connection with the proposed transactions between Offerpad and Supernova. The risks presented in such filings will be consistent with those that would be required for a public company in their SEC filings, including with respect to the business and securities of Supernova and Offerpad and the proposed transactions between Supernova and Offerpad, and may differ significantly from, and be more extensive than, those presented below.

1. Our business and operating results may be significantly impacted by general economic conditions, the health of the U.S. residential real estate industry and risks associated with our real estate assets.
2. Our limited operating history makes it difficult to evaluate our current business and future prospects and the risk of your investment.
3. We operate in a competitive and fragmented industry, and we may not be successful in attracting customers for our products and services, which could harm our business, results of operations and financial condition.
4. The COVID-19 pandemic and attempts to contain it have adversely impacted our business, results of operations and financial condition, and it may continue to adversely impact our business, results of operations and financial condition in the future.
5. We have experienced rapid growth since inception and, if we continue to grow rapidly, we may experience difficulties in managing our growth and expanding our operations and service offerings.
6. We have had a history of losses since our inception, and we may not achieve or maintain profitability in the future.
7. Our business is dependent upon our ability to accurately value and manage inventory and an ineffective pricing or portfolio management strategy may have an adverse effect on our business, sales and results of operations.
8. Prospective sellers and buyers of homes may choose not to transact online, which would harm our growth prospects.
9. Declining real estate valuations could result in recording impairment charges, and property values may decline between our offer to purchase a home and the closing of such home or at the time we resell such home, which could adversely affect our financial condition and operating results.
10. Our business is dependent upon our ability to expeditiously sell inventory. Failure to expeditiously sell our inventory could have an adverse effect on our business, sales and results of operations. Holding homes in inventory exposes us to risks, such as increased holding costs and the risks discussed above regarding declining real estate valuations.
11. Our business is concentrated in certain geographic markets, and local or regional conditions, including economic downturns, severe weather, catastrophic occurrences or other disruptions or events may materially adversely affect our financial condition and results of operations.
12. We may be unsuccessful in launching new product and service offerings or pursuing expansion of existing product and service offerings into new markets, which could result in significant expense and may not achieve the desired results.
13. Our business model and growth strategy depend on our marketing efforts and ability to maintain or enhance our brand and attract customers to our platform in a cost-effective manner.
14. Reductions in the availability of mortgage financing provided by government agencies, changes in government financing programs or an increase in mortgage interest rates could decrease our customers' ability or desire to obtain financing and adversely affect our business or financial results.
15. The residential real estate market is subject to seasonality, and our operating results are likely to fluctuate on a quarterly and annual basis.
16. If we do not innovate or provide customers with an efficient and seamless transaction experience, our business could be harmed.
17. A significant portion of our costs and expenses are fixed, and we may not be able to adapt our cost structure to offset declines in our revenue.
18. Our growth depends in part on the success of our strategic relationships with third parties.
19. If the methodologies we use to value homes are inaccurate, including because of the information supplied to us by prospective sellers to value their homes and/or due to our physical inspections that we conduct remotely being ineffective, it could result in unforeseen costs and risks.
20. Our business is dependent upon an adequate and desirable supply of inventory, which is impacted by many factors. Any inability to acquire sufficient or desirable inventory may have a material adverse effect on our business, sales and results of operations.
21. Our ability to compete effectively and execute on our strategic plan depends in part on our ability to manage home renovations.
22. We rely on third parties to renovate and repair homes before we resell the homes, and the cost or availability of third-party labor could adversely affect our holding period and investment return for homes.
23. There are risks related to our ownership of vacant homes and the listing of those homes for resale that are not possible to fully eliminate.
24. We could be subject to liability for errors in issuance of title insurance policies on behalf of third parties.
25. Following the completion of the Business Combination, our founder and Chief Executive Officer will own a significant percentage of our stock and will be able to exert significant control over the direction of our business.
26. Our mortgage lending business could fail to achieve expected results and could cause harm to our financial results, operations, and reputation.
27. We may acquire other businesses which could require significant management attention, disrupt our business, dilute stockholder value and adversely affect our operating results.
28. We are and will continue to be dependent on key personnel, and our failure to attract and retain other highly qualified personnel could harm our business.
29. Since we employ real estate agents for our brokerage business, we are subject to challenges that may not be faced by our competitors. Our ability to hire and retain a sufficient number of agents is critical to maintaining and growing our business and providing an adequate level of service to our customers.
30. We are subject to the requirements governing the licensing and conduct of real estate brokerage and brokerage-related businesses in the jurisdictions in which we do business.
31. A health and safety incident relating to our operations could be costly in terms of potential liability and reputational damage.
32. Our internal information technology systems may fail or suffer security breaches, loss or leakage of data, and other disruptions, as applicable, which could disrupt our business or result in the loss of critical and confidential information.
33. We process, store and use personal information and other data, which subjects us to governmental regulation and other legal obligations related to privacy, and violation of these privacy obligations could result in a claim for damages, regulatory action, loss of business, or unfavorable publicity.
34. Failure to protect our trade secrets, know-how, proprietary applications, business processes and other proprietary information, could adversely affect the value of our technology and products.

Offerpad

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Risk Factors (cont’d) In the future we may be party to intellectual property rights claims and other litigation which are expensive to support, and if resolved adversely, could have a significant impact on us. Our services utilize third-party open source software components, which may pose particular risks to our proprietary software, technologies, products and services in a manner that could negatively affect our business. We rely on licenses to use the intellectual property rights of third parties which are incorporated into our products and services. Failure to renew or expand existing licenses may require us to modify, limit or discontinue certain offerings, which could materially affect our business, financial condition and results of operations. Our software is highly complex and may contain undetected errors. Our fraud detection processes and information security systems may not successfully detect all fraudulent activity by third parties aimed at our employees or customers, which could adversely affect our reputation and business results. We utilize a significant amount of indebtedness in the operation of our business; therefore our cash flows and operating results could be adversely affected by required payments of debt or related interest and other risks of our debt financing. We rely on agreements with third parties to finance our business. We intend to rely on proceeds from the sale of financed homes to repay amounts owed under our property financing facilities, but such proceeds may not be available or may be insufficient to repay the amounts when they become due. Covenants in our debt agreements may restrict our borrowing capacity or operating activities and adversely affect our financial condition. We are an emerging growth company within the meaning of the Securities Act, and if we take advantage of certain exemptions from disclosure requirements available to emerging growth companies, this could make our securities less attractive to investors. Our debt facilities contain cross defaults and similar provisions that could cause us to be in default under multiple debt facilities or otherwise lose access to financing for new homes and excess proceeds from sales of homes in the event we default under a single facility. Catastrophic events may disrupt our business. Environmentally hazardous conditions may adversely affect us. Some of our potential losses may not be covered by insurance. We may not be able to obtain or maintain adequate insurance coverage. Cybersecurity incidents could disrupt our business or result in the loss of critical and confidential information. Our management has limited experience in operating a public company. We operate in a highly regulated industry and are subject to a wide range of federal, state and local laws, rules and regulations. Failure to comply with these laws, rules and regulations or to obtain and maintain required licenses, could adversely affect our business, financial condition and results of operations. We are from time to time involved in, or may in the future be subject to, claims, suits, government investigations, and other proceedings that may result in adverse outcomes. Failure to hedge effectively against interest rate changes may adversely affect our results of operations. Our risk management efforts may not be effective. We rely on assumptions, estimates, and business data to calculate our key performance indicators and other business metrics, and real or perceived inaccuracies in these metrics may harm our reputation and negatively affect our business. Our results of operations and financial condition are subject to management’s accounting judgments and estimates, as well as changes in accounting policies. Our management will be required to evaluate the effectiveness of our internal control over financial reporting. If we are unable to maintain effective internal control over financial reporting, investors may lose confidence in the accuracy of our financial reports. We could be subject to additional tax liabilities and our ability to use net operating loss carryforwards and other tax attributes may be limited in connection with the Business Combination or other ownership changes. We may need additional capital to pursue our business objectives and respond to business opportunities, challenges or unforeseen circumstances, and we cannot be sure that additional financing will be available. We may use derivatives and other instruments to reduce our exposure to interest fluctuations and those derivatives and other instruments may not prove to be effective. When the London Inter-Bank Offered Rate (“LIBOR”) is discontinued, interest payments under our debt facilities may be calculated using another reference rate. Failures at financial institutions at which we deposit funds could adversely affect us.

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